UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-32064	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Numbers)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On March 2, 2006, iPCS Wireless, Inc., a wholly owned subsidiary of iPCS, Inc., (the “Company”) entered into a letter agreement with Alan G. Morse, its Chief Operating Officer, setting forth amendments to Mr. Morse’s employment agreement and letter agreement relating to his relocation. The amendment provides that Mr. Morse will relocate to the Chicago metropolitan area within 120 days following the Company’s request and following a relocation will receive an annual base salary of $275,000. The amendment also provides that Mr. Morse will be reimbursed for temporary living and commuting expenses through March 6, 2006.

The letter agreement is attached hereto at Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.

99.1	Letter Agreement, dated March 2, 2006, between Alan G. Morse and iPCS Wireless, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: March 6, 2006
	By:	/s/ Stebbins B. Chandor, Jr.
	Name:	Stebbins B. Chandor, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Letter Agreement, dated March 2, 2006, between Alan G. Morse and iPCS Wireless, Inc.